UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2008

ALLTEL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4996	34-0868285
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

One Allied Drive, Little Rock, Arkansas		72202
(Address of Principal Executive Offices)		(Zip Code)
(501) 905-8000
Registrant’s telephone number, including area code

n/a
(Former Name and Address,
If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 5, 2008, Cellco Partnership, a Delaware general partnership doing business as Verizon Wireless (“Verizon Wireless”), AirTouch Cellular, a California corporation doing business as Verizon Wireless (“Buyer”), Abraham Merger Corporation, a Delaware corporation (“Merger Sub”), Alltel Corporation, a Delaware corporation (“Alltel”), and Atlantis Holdings LLC, a Delaware limited liability company (“Seller”), entered into an Agreement and Plan of Merger (“Merger Agreement”) pursuant to which Buyer will acquire Alltel in a cash transaction.

Subject to the terms and conditions of the Merger Agreement, Buyer will acquire 100% of the equity of Alltel for approximately $5.9 billion and, at the effective time of the merger, Merger Sub will merge with and into Alltel (the “Merger”), and Alltel will survive as a wholly owned subsidiary of Buyer.

Alltel has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) with respect to the conduct of its business during the interim period between the execution of the Merger Agreement and consummation of the Merger and (ii) not to engage in certain kinds of transactions during such period.

Consummation of the Merger is subject to customary conditions, including: (i) expiration or termination of the applicable Hart-Scott-Rodino waiting period and receipt of certain other regulatory approvals; (ii) absence of any law or order prohibiting the closing of the Merger; (iii) subject to certain exceptions, the accuracy of representations and warranties; and (iv) the absence of any Material Adverse Effect (as defined in the Merger Agreement).

The Merger Agreement contains certain termination rights for both Buyer and Alltel and further provides that, upon termination of the Merger Agreement upon specified circumstances, Buyer may be required to pay Alltel a termination fee of $500,000,000.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 99.1 hereto, and is incorporated into this report by reference.

On June 5, 2008, Verizon Wireless entered into a debt purchase agreement (the “Debt Purchase Agreement”) with Alltel Communications, LLC (“ACI”), a subsidiary of Alltel, Alltel Communications Finance, Inc. (“ACFI”), a subsidiary of Alltel, Atlantis Holdings LLC, Citibank, N.A., as the administrative agent (the “Administrative Agent”) under the Senior Interim Loan Agreement (as defined below) and Citibank, N.A., The Royal Bank of Scotland plc and Goldman Sachs Credit Partners L.P. (together, the “Sellers”). Pursuant to the Debt Purchase Agreement the Sellers agreed to sell to Verizon Wireless approximately $4.8 billion aggregate principal amount of senior interim loans (the “Loans”) under the senior interim loan credit agreement, dated as of November 16, 2007, among ACI, ACFI, the Administrative Agent and the lenders party thereto (the “Senior Interim Loan Agreement”). The Debt Purchase Agreement provides that the Sellers will receive an aggregate purchase price of approximately $4.6 billion, plus accrued and unpaid interest, for the Loans. The transactions contemplated by the Debt Purchase Agreement were consummated on June 10, 2008.

The foregoing description of the Debt Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Debt Purchase Agreement, which is filed as Exhibit 99.2 hereto, and is incorporated into this report by reference.

On June 5, 2008, Verizon Wireless entered into a debt purchase agreement (the “Minority Debt Purchase Agreement”) with ACI, ACFI, the Administrative Agent and Battery Holdco (Offshore) LLC, Battery Holdco (Onshore) LLC and TFP Royal Issue LLC (together, the “Minority Sellers”). Pursuant to the Minority Debt Purchase Agreement the Minority Sellers agreed to sell to Verizon Wireless $175 million aggregate principal amount of the Loans under the Senior Interim Loan Agreement. The Minority Debt Purchase Agreement provides that the Minority Sellers will receive an aggregate purchase price of $168 million, plus accrued and unpaid interest, for the Loans. The transactions contemplated by the Minority Debt Purchase Agreement were consummated on June 10, 2008.

The foregoing description of the Minority Debt Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Minority Debt Purchase Agreement, which is filed as Exhibit 99.3 hereto, and is incorporated into this report by reference.

Item 5.02 Departure of Directors; Election of Directors

On June 5, 2008, Mr. Peter Perrone resigned as a director of Alltel. Mr. Perrone’s resignation was not related to any disagreement with Alltel. The remaining directors of Alltel elected Mr. Gene Lee as a director of Alltel to fill the vacancy resulting from Mr. Perrone’s resignation. Mr. Lee is not party to any arrangements or understandings with respect to or in connection with his election and does not currently serve, and is not currently expected to serve, on any committees of the board of directors. The disclosures made in Item 13 of Alltel’s annual report on Form 10-K, filed with the Securities and Exchange Commission on March 20, 2008, is hereby incorporated by reference.

Item 8.01 Other Events

Attached as Exhibit 99.4 hereto is a press release dated June 5, 2008 issued by Verizon Wireless and Alltel announcing the execution of the Merger Agreement referred to in Item 1.01 of this report.

Item 9.01. Financial Statements and Exhibits

            (a)    Not applicable.

            (b)    Not applicable.

            (c)    Not applicable.

            (d)    Exhibits.

Exhibit No.	Document Designation

99.1	Agreement and Plan of Merger, dated as of June 5, 2008, by and among Cellco Partnership, doing business as Verizon Wireless,
AirTouch Cellular, doing business as Verizon Wireless, Abraham
Merger Corporation, Alltel Corporation, and Atlantis Holdings
LLC (incorporated by reference to Exhibit 99.1 of the Current
Report on Form 8-K filed on June 11, 2008, by Verizon
Communications Inc.)
99.2	Debt Purchase Agreement, dated as of June 5, 2008, by and among
Cellco Partnership, Alltel Corporation and CitiBank N.A.
(incorporated by reference to Exhibit 99.3 of the Current Report on
Form 8-K filed on June 11, 2008, by Verizon Communications
Inc.)
99.3	Debt Purchase Agreement by and among Cellco Partnership, Alltel
Corporation and CitiBank, N.A. (incorporated by reference to
Exhibit 99.4 of the Current Report on Form 8-K filed on June 5,
2008, by Verizon Communications Inc.)
99.4	Joint Press Release, dated June 5, 2008 (incorporated by reference to Exhibit 99.5 of the Current Report on Form 8-K filed on
June 11, 2008, by Verizon Communications Inc.)

NOTE: Alltel claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) risks related to the pendency of the Merger Agreement and the possibility that the Merger is not consummated, including due to the failure to receive required regulatory approvals or other closing conditions; adverse changes in economic conditions in the markets served by Alltel; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; failure of our suppliers, contractors and third-party retailers to provide the agreed upon services; changes in communications technology; the effects of a high rate of customer churn; the risks associated with the integration of acquired businesses or any potential future acquired businesses; adverse changes in the terms and conditions of the wireless roaming agreements of Alltel; our withdrawal from the bidding for licenses in the 700 MHz spectrum auction; potential increased costs due to perceived health risks from radio frequency emissions; the effects of declines in operating performance, including impairment of certain assets; risks relating to the renewal and potential revocation of our wireless licenses; potential higher than anticipated inter-carrier costs; risks relating to our substantial indebtedness and related transactions, including a potential inability to generate sufficient cash to service our debt obligations, and potential restrictions on the Company’s operations contained in its debt agreements; potential conflicts of interest and other risks relating to the Sponsors (as defined herein) having control of the Company; loss of the Company’s key management and other personnel or inability to attract such management and other personnel; the effects of litigation, including relating to telecommunications technology patents and other intellectual property; the effects of federal and state legislation, rules, and regulations governing the communications industry; potential unforeseen failure of the Company’s technical infrastructure and system. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2008

ALLTEL CORPORATION

By: /s/ Sharilyn Gasaway
Name: Sharilyn Gasaway
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Agreement and Plan of Merger, dated as of June 5, 2008, by and among Cellco Partnership, doing business as Verizon Wireless,
AirTouch Cellular, doing business as Verizon Wireless, Abraham
Merger Corporation, Alltel Corporation, and Atlantis Holdings
LLC (incorporated by reference to Exhibit 99.1 of the Current
Report on Form 8-K filed on June 11, 2008, by Verizon
Communications Inc.)
99.2	Debt Purchase Agreement, dated as of June 5, 2008, by and among
Cellco Partnership, Alltel Corporation and CitiBank N.A.
(incorporated by reference to Exhibit 99.3 of the Current Report on
Form 8-K filed on June 11, 2008, by Verizon Communications
Inc.)
99.3	Debt Purchase Agreement by and among Cellco Partnership, Alltel
Corporation and CitiBank, N.A. (incorporated by reference to
Exhibit 99.4 of the Current Report on Form 8-K filed on June 11,
2008, by Verizon Communications Inc.)
99.4	Joint Press Release, dated June 5, 2008 (incorporated by reference to Exhibit 99.5 of the Current Report on Form 8-K filed on
June 11, 2008, by Verizon Communications Inc.)